SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant |X|
    Filed by a party other than the Registrant | |

    Check the appropriate box:
    | |  Preliminary Proxy Statement
    | | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    | |  Definitive Proxy Statement
    |X|  Definitive Additional Materials
    | |  Soliciting Material Pursuant to Section 240.14a-12

                                  AVAYA INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

     Attached hereto as Exhibit A is the Form 8-K, dated January 10, 2003, which has been filed with the Securities & Exchange Commission.

                                                                       Exhibit A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2003


                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-15951                     22-3713430
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


         211 Mount Airy Road
          Basking Ridge, NJ                                              07920
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000

Item 5. Other Events

            On December 23, 2002, Avaya Inc. (the "Company") filed with the Securities and Exchange Commission a proxy statement (the "Proxy Statement") in connection with the Company's 2003 Annual Meeting of Shareholders scheduled for February 25, 2003. Excluded from the list of members on the Company's Audit Committee was Mr. Anthony Terracciano. Mr. Terracciano was a Director of Avaya and member of the Audit Committee during fiscal 2002 who resigned effective December 18, 2002 in connection with transactions disclosed in the Proxy Statement under "Corporate Governance and Related Matters - Certain Relationships and Related Party Transactions."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVAYA INC.



Date: January 10, 2003              By: /s/ Pamela F. Craven
                                        ----------------------------------------
                                        Name: Pamela F. Craven
                                        Title: Senior Vice President, General
                                                 Counsel and Secretary